UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant (   )

Check the appropriate box:

(X) Preliminary Proxy Statement

(   )  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(   ) Definitive Proxy Statement

(   )  Definitive Additional Materials

(   )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ALL STATE PROPERTIES L.P.

(Name of Registrant as Specified in its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(   )  No fee required

(X)  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: Limited Partnership Interests

2)

Aggregate number of securities to which transaction applies: eighty nine percent of the total equity interests of the Registrant

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is being calculated as one-50th of one percent of the estimated value of securities that will be issued to security holders of the acquired company upon the consummation of the reverse merger with the subsidiary of the Registrant using the market value of the securities of the Registrant on a date which is within five business days of the filing of this Proxy Statement

4)

Proposed maximum aggregate value of transaction: $499,503.60

5)

Total fee paid:  $99.90

(   )

Fee paid previously with preliminary materials:

(   )

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

2)

Form, Schedule, or Registration Statement No.:

3)

Filing Party:

4)

Date Filed:

Notes:

FTL:2118461:3

ALL-STATE PROPERTIES L.P.

5500 NW 69th Avenue

 Lauderhill, Florida  33319

Notice of Special Meeting of Partners

To the Partners of All-State Properties, L.P.:

Notice is hereby given that a Special Meeting of Partners (together with adjournments or postponements thereof, the “Meeting”), of All-State Properties L.P., a Delaware limited partnership (the “Company”), will be held at 10:00 a.m., local time, on Tuesday, May 8, 2007, at the Woodlands Country Club, 4600 Woodlands Boulevard, Fort Lauderdale, Florida 3319, for the purpose of considering and voting upon the following matters:

1.

to approve a plan (the “Plan”) pursuant to which the Company would acquire an indirect interest in Hubei Longdan Biological Technology Medicine Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Hubei Longdan”), engaged in the production and sale of pharmaceutical products for the Chinese market by the merger of Longdan International Inc., a corporation organized under the laws of Nevis (“Longdan”), into a wholly-owned subsidiary of the Company;

2.

to approve the conversion of the Company into Longdan International Holding, Inc., a Delaware corporation (“LIH”), in connection with the Plan;

3.

to approve the issuance of shares of three series of common stock of LIH to the shareholders of Longdan in connection in with the Plan which would constitute approximately 89% of the outstanding common stock calculated on an “as if converted” basis; and

4.

to transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Special Meeting of Partners. The General Partner of the Company has fixed the close of business on April 5, 2007, as the record date for determination of partners entitled to notice of, and to vote at, the Meeting. Only those partners of record as of the close of business on that date will be entitled to vote at the meeting.

By Order of the General Partner,

                                                                           /s/ Stanley R. Rosenthal

Stanley R. Rosenthal

General Partner

Lauderhill, Florida

April 16, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.

FTL:2118461:3

                    PROXY STATEMENT

SPECIAL MEETING OF PARTNERS OF ALL-STATE PROPERTIES L.P.

TABLE OF CONTENTS

                                                                    Page No.

INTRODUCTION

                                                     3

   INTRODUCTION

                                                     3

SUMMARY

                                                           6

   SUMMARY

                                                           6

GENERAL INFORMATION ABOUT THE SOLICITATION AND VOTING

                12

   WHO MAY VOTE

                                                    13

   VOTING YOUR PROXY

                                              13

   VOTES NEEDED TO HOLD THE MEETING

                                  14

   MATTERS TO BE VOTED ON AT THE MEETING

                            14

   COST OF THE PROXY SOLICITATION

                                  14

   ATTENDING THE MEETING

                                        14

   CHANGING YOUR VOTE

                                              15

   VOTING RECOMMENDATIONS

                                        15

   VOTE REQUIRED

                                                    15

   HOW TO OBTAIN AN ADDITIONAL SET OF VOTING MATERIALS

          15

PROPOSAL NO. 1: APPROVAL OF THE PLAN

                            15

   DESCRIPTION OF PLAN

                                              16

   INTRODUCTION

                                                    16

   LONGDAN

                                                          17

   VOTE REQUIRED

                                                    20

   GENERAL PARTNER RECOMMENDATION

                                  20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    20

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    20

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AFTER THE MERGER

    23

   INTRODUCTION

                                                    23

   DIRECTORS

                                                    23

   OFFICERS

                                                          24

PROPOSAL NO. 2: APPROVAL OF THE CONVERSION OF THE COMPANY INTO

A DELAWARE CORPORATION

                                              24

   INTRODUCTION

                                                    24

   CONVERSION RATIO

                                              25

   EFFECT OF CONVERSION

                                              25

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

                      25

   VOTE REQUIRED

                                                    25

   GENERAL PARTNER RECOMMENDATION

                                  25

PROPOSAL NO. 3: APPROVAL OF THE ISSUANCE OF SHARES OF COMMON

STOCK IN SERIES IN CONNECTION WITH THE PLAN

                      26

   GENERAL

                                                          26

   PURPOSE

                                                          26

   THE MERGER CONVERSION FORMULA

                                  26

   DESCRIPTION OF COMMON STOCK

                                  27

FTL:2118461:3

i

   EFFECT OF ISSUANCE

                                              27

   SECURITIES LAW ISSUES

                                        27

   VOTE REQUIRED

                                                    27

   GENERAL PARTNER RECOMMENDATION

                                  28

OTHER MATTERS

                                                    28

INDEX TO THE FINANCIAL STATEMENTS OF LONGDAN INTERNATIONAL INC.

Index-1

ANNEX A

                                                     Annex A-1

ANNEX B

                                                     Annex B-1

FTL:2118461:3

ii

INTRODUCTION

All-State Properties L.P., a Delaware limited partnership (the “Partnership”), and its predecessor, All-State Properties Inc. (the “Corporation;” and together with the Partnership, the “Company”), were engaged since inception in land development and the construction and sale of residential housing in various parts of the eastern United States and in Argentina with its most recent transactions being in Florida.

Since August 1999, the Company’s only business has been the ownership of a 36.12% member interest in Tunicom LLC, a Florida limited liability company (“Tunicom”).  An affiliate of Tunicom was engaged in the ownership and operation of an adult rental apartment complex until the sale of the apartment complex in August 2000.  Since that time, Tunicom’s only business was activities relating to its attempts to sell its only remaining asset, five acres of commercial and residential land in Broward County, Florida (the “Remaining Property”).

On December 19, 2006, Tunicom sold the Remaining Property and thereafter distributed the net sales proceeds to its members, including the Company, as a final liquidating distribution. After payment of certain debt and after setting aside a reserve for expenses, the Company distributed the remaining cash to its partners.  Following the distribution, the Company has no assets other than that which it has set aside for payment of anticipated final expenses of the Company.

In April 2006, the General Partner of the Company received an inquiry regarding the possible sale of the public shell of the Company following sale of the Remaining Property and distribution of the proceeds.  After determining that investigation of such inquiries would be in the best interests of the Company and its partners, the General Partner had discussions with the party making the original inquiry, as well as several additional parties regarding the possible sale of the Company’s public shell through a reverse merger transaction.

The General Partner’s decision to explore the possibility of a public shell sale transaction was based on the determination that the receipt of any value for the sale of the Company’s public shell would benefit the Company’s partners, as opposed to the alternative of dissolution, provided that the investigation and consummation of a transaction was at nominal cost to the Company and resulted in no liability to the Company or any of its partners.

The General Partner, with the assistance of counsel, reviewed both the original and another unsolicited proposal and had discussions with several other parties regarding a possible sale of the public shell.  In reviewing these proposals, the General Partner considered the following:

•

The willingness of the acquirer to pay all expenses of the Company in connection with the transaction;

•

The risk of any legal liability to the Company or its partners;

•

The likelihood that the acquirer would have the ability to consummate the transaction;

•

The nature of the acquirer, including the business in which it is engaged and the likely value of that business; and

•

The share consideration to be received by the Company’s partners in the transaction.

Based on these criteria, on July 12, 2006, the Company entered into a letter of intent (“LOI”) with Hubei Longdan Biological Medicine Technology Co. Ltd. (“Hubei Longdan”), a company organized under the laws of the People’s Republic of China (“PRC” or “China”).  Hubei Longdan is engaged in the production and sale of pharmaceutical products in the PRC.

FTL:2118461:3

Under the LOI, the Company and Hubei Longdan agreed to negotiate a definitive acquisition agreement pursuant to which the Company would acquire all of the outstanding capital stock of Hubei Longdan, subject to the satisfaction of several conditions, including certain financial conditions relating to the financial results of Hubei Longdan.  In connection with the transaction, the Company would convert into a corporation and issue shares of its capital stock equal to approximately ninety one percent (91%) of the outstanding capital stock of the Company.  The LOI expired by its terms in October 2006, but the Company and Hubei Longdan continued to negotiate the terms of a possible transaction.

In the course of these negotiations, Hubei Longdan advised the Company that the structure of the transaction would need to be revised because of restrictions under the laws of the PRC which limit foreign ownership of Chinese companies.    In anticipation of the proposed transaction, on December 20, 2006, Hubei Longdan entered into certain agreements with Longdan International Inc., a company organized under the laws of Nevis (“Longdan”).  Pursuant to these agreements, Longdan provides exclusive technology, consulting and other general business operations services to Hubei Longdan in return for payment of consulting fees that are equal to Hubei Longdan’s net profits.  Hubei Longdan’s shareholders have pledged their equity interests in Hubei Longdan to Longdan to secure the contract obligations and have granted Longdan an irrevocable proxy to vote their interests and an exclusive option to purchase these interests, which arrangements are enforceable to the fullest extent permitted under the laws of the PRC.  Hubei Longdan’s shareholders own shares of Longdan in the same proportion as their ownership of Hubei Longdan shares.

Hubei Longdan has advised the Company that it believes that this structure qualifies Longdan as a variable interest entity that is permitted to consolidate its financial statements with Hubei Longdan, the operating entity with which it has qualifying contractual arrangements, under United States generally accepted accounting principles.

Hubei Longdan also advised the Company that it had restructured its business to remove Hubei Longdan from the business of the direct manufacture of pharmaceutical products and focus on sales and marketing.  The restructuring of Hubei Longdan’s business and other factors affected the historic financial results and balance sheet for the company.

In light of these factors, the Company and Hubei Longdan renegotiated the terms of the transaction and agreed to reduce the number of shares to be issued to Longdan’s shareholders in connection with the transaction to approximately eighty nine percent (89%) of the total outstanding capital stock and to revise certain other terms.

On March 14, 2007, the Company, Hubei Longdan (Delaware), Inc., a Delaware corporation that is a wholly-owned subsidiary of the Company (“Longdan Delaware”), Hubei Longdan and Longdan entered into an Acquisition Agreement (the “Acquisition Agreement”) setting forth the terms and conditions under which the Company will acquire indirect control of Hubei Longdan (the “Acquisition”).

Under the terms of the Acquisition Agreement, it is contemplated that the Company will convert (the “Conversion”) from a Delaware limited partnership to a newly-formed Delaware corporation to be called Longdan International Holding, Inc. (“LIH”) and Longdan will merge with and into Longdan Delaware.  At the Merger Effective Time (as defined in the Acquisition Agreement), the shareholders of Longdan will be issued shares representing approximately eighty nine percent (89%) of the capital stock of LIH and the Company’s partners, who will receive shares of LIH in

FTL:2118461:3

the Conversion, will hold shares representing approximately eleven percent (11%) of the capital stock of LIH, in each case, on an “as if converted basis.”

Under the terms of the Acquisition Agreement, LIH will have three series of Common Stock (Series A Common Stock, Series B Common Stock and Series C Common Stock).   The limited partnership interests of the partners of the Company will convert into approximately Three Hundred Eighty Five Thousand (385,000) shares of Series B Common Stock, and individual limited partners will receive shares of Series B Common Stock based on a conversion formula whereby one (1) share of Series B Common Stock of LIH will be issued for each eight and one tenth (8.1) limited partnership units of the Company, rounded upwards to the nearest whole share of Series B Common Stock, subject to adjustment in the event of a change in the total number of limited partnership interests at the Conversion Effective Time (as defined in the Acquisition Agreement).

At the Merger Effective Time (as defined in the Acquisition Agreement), the issued and outstanding capital stock of LIH will be approximately 16,126,824 shares comprised in approximate amounts as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

The terms of the three Series of Common Stock are as follows:

•

the Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one-for-one basis at any time at the election of the holder

•

the Series B Common Stock will have one (1) vote for each share

•

the Series C Common Stock will have one-tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

Hubei Longdan has agreed to pay all costs associated with the Acquisition, including legal fees incurred in connection with the related corporate law transactions and required filings under the securities laws, and has also agreed to pay for any costs incurred by the Company in connection with maintaining its registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from the time of the final distribution to its partners until the earlier of consummation of the Acquisition or termination of the Acquisition Agreement.

The approval of the Company’s partners at the Meeting is a condition to the consummation of the Acquisition.

FTL:2118461:3

SUMMARY

This summary highlights selected information in this proxy statement and may not contain all of the information that is important to you.  You should read the entire proxy statement and the other documents referenced in it, including the Acquisition Agreement and its exhibits which are not included with this proxy statement but which are available at www.sec.gov as exhibits to the Company’s Current Report on Form 8-K dated March 12, 2007.  You should also carefully review the audited annual consolidated financial statements and notes and unaudited interim consolidated financial statements of Longdan attached as Annex A and Annex B to this proxy statement.

We are soliciting proxies for our Meeting.  Without the affirmative vote of a majority of the outstanding partnership units, the Plan and related transactions will not be approved.  In the event that the Plan or any of the related proposals are not approved, the General Partner intends to dissolve the Company.

The Companies

All-State Properties L.P.

5500 NW 69th Avenue

Lauderhill, Florida 33319

(954) 572-2113

All-State Properties L.P., a limited partnership organized under the laws of the State of Delaware with offices in Lauderhill, Florida, is currently a blank check company following the distribution of the proceeds from the sale of a property owned by a limited liability company in which it was a member.  Previously, we had been engaged in the business of land development and construction and sale of residential housing.  Our partnership units are traded over-the-counter and quoted on the OTC Bulletin Board under the symbol “ATPTZ.OB.”

Hubei (Longdan), Inc.

5500 NW 69th Avenue

Lauderhill, Florida 33319

(954) 572-2113

Hubei (Longdan), Inc., a corporation organized under the laws of the State of Delaware, is a direct wholly-owned subsidiary of the Company.  Hubei (Longdan), Inc. was formed on March 14, 2007 exclusively for the purpose of entering into the Acquisition Agreement and completing the merger contemplated under the Plan and does not currently engage in any operations.

Hubei Longdan Biological Medicine Technology Co. Ltd

Floor 21, Jiangtian Building

No. 586 Wuluo Road, Wuchang District

Wuhan, Hubei, People’s Republic of China 430070

(011) 86-27-87367330

Hubei Longdan Biological Medicine Technology Co. Ltd, a corporation organized under the laws of the People’s Republic of China, is in the business of developing, manufacturing and selling traditional Chinese medicines and certain generic drugs for the prevention and treatment of disease and for the general well being of bodily functions.

FTL:2118461:3

Longdan International Inc.

Floor 21, Jiangtian Building

No. 586 Wuluo Road, Wuchang District

Wuhan, Hubei, People’s Republic of China 430070

(011) 86-27-87367330

Longdan International Inc., a corporation organized under the laws of Nevis, was formed to facilitate the transactions contemplated by the Plan because of certain restrictions under the laws of the People’s Republic of China on foreign ownership of certain companies.  Longdan International Inc. has entered into certain agreements with Hubei Longdan Biological Medicine Technology Co. Ltd. pursuant to which Longdan International Inc. effectively controls Hubei Longdan’s operations and assumes the risks and rewards of its economic performance.

Special Meeting

Purpose of the Special Meeting

At the Meeting, the partners of the Company will vote on three proposals, (i) approval of the Plan for the acquisition of the business of a Chinese pharmaceutical company as contemplated by the Acquisition Agreement, (ii) approval of the Conversion from a Delaware limited partnership into a Delaware corporation, and (iii) approval of the issuance of shares of Common Stock in series to the holders of the shares of Longdan in connection with the merger with and into a wholly-owned  subsidiary of the Company.  Shareholders must approve each of these proposals to give effect to the Acquisition as contemplated by the Acquisition Agreement.

Date and Place of Special Meeting

The Meeting will be held on Tuesday, May 8, 2007 at 10:00 a.m., local time, at the Woodlands Country Club, 4400 Woodlands Boulevard, Fort Lauderdale Florida.  The record date is April 5, 2007.  Only those persons holding partnership units in their name as shown on the Company’s books and records will be permitted to vote on matters brought before the Meeting.

Conditions

The Company and Hubei Longdan will not be required to consummate the Acquisition and may terminate or amend the terms of the Acquisition Agreement under certain circumstances set forth in the Acquisition Agreement.  The Company and Hubei Longdan can waive any conditions to the consummation of the Acquisition, other than the requirement for partner approval.

FTL:2118461:3

Revocation of Proxy

Any Proxy given pursuant to this solicitation may be revoked at any time prior to its use by delivering to the Company a written notice of revocation or duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Effective Time	The Effective Time for the Conversion and the Merger will be upon filing of the appropriate documents with the Secretary of State of Delaware following receipt of the approval of the partners.

Proposal No. 1 -- The Plan

Description of the Plan	If this proposal is approved, the Company will continue in existence and will acquire the business of an operating company engaged in the pharmaceutical industry in China.

Purpose of the Plan

The Company is currently a blank check company with no assets or business except as it relates to the proposed transaction.  If Proposal No. 1 is approved by the partners, the Company will become a holding company for an operating company and its securities will continue to trade over-the-counter.  Hubei Longdan has advised that it will seek to continue quotation of the Company’s securities on the OTC Bulletin Board and will seek to have its Series B Common Stock listed on a national securities exchange such as The Nasdaq Stock Market or the American Stock Exchange.

FTL:2118461:3

Information Regarding Hubei Longdan

Hubei Longdan was established on November 19, 1998 as a limited liability company, and on December 1, 2000, reorganized as a corporation, under the company laws of the PRC. Hubei Longdan has two subsidiaries: Huiyuan Investment Co. Ltd. and Hubei Fuhua Medicine Co.  Huiyuan Investment Co. Ltd., which is wholly-owned by Hubei Longdan, is an investment holding company which owns 90% of the capital stock of Hubei Fuhua Medicine Co. (“Fuhua”).  The remaining 10% of the capital stock of Fuhua is owned by Mr. Qing Lian, Chairman of Fuhua.

The business of Hubei Longdan is to develop, manufacture and sell traditional Chinese medicines and generic drugs for use in the treatment and prevention of disease and health problems. Hubei Longdan also develops, manufactures and sells health products designed to improve the functions of the human body.

Hubei Longdan’s geographic market is China.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Plan. Broker nonvotes have the effect of a vote against the proposal.

Proposal No. 2 – The Conversion

Conversion to Corporation	If this proposal is approved, the Company will convert from a Delaware limited partnership to a Delaware business corporation and be renamed Longdan International Holding, Inc.

Conversion Ratio	The Company’s partners will receive one share of Series B Common Stock of LIH for each 8.1 limited partnership units held, rounded upwards to the nearest whole share of Series B Common Stock.

FTL:2118461:3

Effect of Conversion

The rights of a holder of shares of Series B Common Stock of LIH are as set forth in the certificate of incorporation of LIH are different than your rights as a holder of limited partnership units in the Company, which generally as set forth in the Company’s partnership agreement.  In addition, the management of a corporation is conducted differently than that of a limited partnership.  See the description of Common Stock under this Summary – “Proposal No. 3 – Issuance of Common Stock in Series” and under “Comparison of Rights of a Limited Partner and a Stockholder Holding Series B Common Stock.”

Certain Federal Tax Consequences

The General Partner believes that no taxable gain or loss will be recognized by partners upon the completion of the Conversion.  However, the Partnership is not taxed at the entity level and all profits and losses incurred by the Partnership are allocable to partners in accordance with their proportionate limited partnership interest.  As a corporation, the Company will be taxed at the entity level and stockholders will not recognize profits or losses based upon the economic performance of the Company.  Dividends and other distributions received from the Company after conversion may be treated differently than when received from the Company when its legal structure was a partnership.

All partners are strongly encouraged to consult their own tax, legal or financial advisors with respect to the consummation of the Conversion and shares of Series B Common Stock that will be received by the partners in connection with the Conversion.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Conversion. Broker nonvotes have the effect of a vote against the proposal.

Issuance of Shares of Common Stock in Series

FTL:2118461:3

Purpose of Issuance

If this proposal is approved, LIH will issue shares of Series A Common Stock, Series B Common Stock and Series C Common Stock to holders of corresponding series of common stock of Hubei Longdan in consideration for shares of Longdan held by them in connection with the consummation of the Merger.

Description of the Series of Common Stock

At the Merger Effective Time (as defined in the Agreement), the issued and outstanding capital stock of LIH will be approximately 16,126,824 shares comprised in approximate amounts as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

The terms of the Series of Common Stock are as follows:

•

the Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one for one basis at any time at the election of the holder

•

the Series B Common Stock will have one (1) vote for each share

•

the Series C Common Stock will have one-tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

FTL:2118461:3

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the issuance of shares of Common Stock in Series to the Hubei Longdan shareholders. Broker nonvotes have the effect of a vote against the proposal.

Recommendation of General Partner

The General Partner has determined to recommend each of the proposals subject to the following qualifications:

The General Partner has not conducted any due diligence regarding Hubei Longdan or Longdan, other than reviewing the financial statements and information included with this proxy statement or which was included as part of the Agreement filed by the Company as an exhibit to its Current Report on Form 8-K dated March 14, 2007.

The General Partner has taken reasonable steps to assure that there are no costs or risks to the Company or its partners in approving the Plan and acquiring the business of Hubei Longdan. However, in light of the limited investigation undertaken by the General Partner, the General Partner can provide no assurances regarding Hubei Longdan, its business, its management or the value of the securities that will be issued to the Company’s partners in connection with the Plan.

Securities Law Issues

The General Partner has not and does not intend to register any of the shares of Common Stock that will be issued either to partners in connection with the Conversion or to shareholders of Longdan in connection with the Merger.  However, the General Partner believes that the Company in its corporate form will be deemed a successor registrant of the shares of Series B Common Stock under the Exchange Act, and that the shares of Series B Common Stock that the partners will receive in connection with the Merger generally will be freely tradable under the securities laws.  The Company will rely on certain exemptions from registration available under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws in connection with the issuance to shareholders of Longdan of shares of Common Stock, including shares of Series B Common Stock.   The Company has not and does not intend to take any steps to investigate or comply with the registration requirements applicable to securities under the laws of the PRC or other foreign law.

Further Information

For further information regarding the Plan and the matters discussed in this proxy statement, contact Stanley R. Rosenthal, the General Partner of the Company, at (954) 572-2113.

GENERAL INFORMATION ABOUT THE SOLICITATION AND VOTING

FTL:2118461:3

This proxy statement and the accompanying form of proxy are being furnished to the partners of the Company in connection with the solicitation of proxies by the General Partner of the Company from holders of the Company’s outstanding partnership units, for use at the Special Meeting of Partners of the Company to be held at 10a.m., local time, on Tuesday, May 8, 2007, at Woodlands Country Club, 4600 Woodlands Boulevard, Fort Lauderdale, Florida 33319.   This proxy statement and the accompanying form of proxy are expected to be mailed to the partners of record of the Company on or about April 5, 2007.

Your vote is very important. For this reason, the General Partner requests that you permit your partnership units to be represented at the Meeting by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters set forth in the accompanying notice and otherwise properly brought before the Meeting or any adjournments, or postponements thereof. Please read it carefully.

Voting materials, which include the proxy statement, proxy card and the financial statements of Longdan are included as Annexes A and B to the proxy statement.  The Company’s current executive offices are located at 5500 NW 69th Avenue, Lauderhill, Florida FL 33319.  The Company’s telephone number is (954) 572-2113.  In this proxy statement All-State Properties L.P. is referred to as the “Company” and the “Partnership,” as the context requires.

General Information About the Meeting

Who May Vote

You may vote your partnership units if our records show that you owned your units on April 5, 2007. At the close of business on that date, 3,118,065 partnership units were outstanding and eligible to vote. You may cast one vote for each partnership unit held by you on all matters presented.

Voting Your Proxy

Whether you hold partnership units in your name or through a broker, bank, or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for partnership units held through a broker, bank, or other nominee, by submitting voting instructions to that nominee. Instructions for voting by mail are on your proxy card. For partnership units held through a broker, bank, or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your partnership units will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that come before the Meeting.

If you hold partnership units in your name, and you sign and return a proxy card without giving specific voting instructions, your partnership units will be voted FOR all matters relating to the Plan and otherwise as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your partnership units through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may not have authority to vote your partnership units on the matters to be considered at the Meeting. Under the rules of The New York Stock Exchange (“NYSE”) brokers or other nominees that are NYSE member organizations and National Association of Securities Dealers, Inc. (“NASD”) member brokers are prohibited from voting on such proposals without specific instructions from beneficial holders. See “Vote Required” following each proposal for further information.

FTL:2118461:3

Votes Needed to Hold the Meeting

The Meeting will be held if a majority of the Company’s outstanding partnership units on the record date entitled to vote is represented at the meeting. This is called a quorum. Your partnership units will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Meeting, if you:

•

are present and vote in person at the meeting; or

•

have properly submitted a proxy card.

Matters to be Voted on at the Meeting

The following proposals will be presented for your consideration at the Meeting:

•

approval of a plan (the “Plan”) pursuant to which the Company would acquire an indirect interest in Hubei Longdan Biological Technology Medicine Co., Ltd., a corporation organized under the laws of the People’s Republic of China (“Hubei Longdan”),engaged in the production and sale of pharmaceutical products for the Chinese market by the merger (the “Merger”) of Longdan International Inc., a corporation organized under the laws of Nevis (“Longdan”), into a wholly-owned subsidiary of the Company;

•

approval of the conversion  (the “Conversion”) of the Company into Longdan International Holding, Inc., a Delaware corporation (“LIH”), in connection with the Plan;

•

approval of the issuance of shares of three series of common stock of LIH to the shareholders of Longdan in connection in with the Plan, totaling approximately 89% of the outstanding common stock  of the Company after the consummation of the Merger calculated on an “as if converted” basis; and

•

any other matters that may properly be brought before the Meeting or any adjournments or postponements thereof.

Cost of the Proxy Solicitation

The Company will pay the cost of the solicitation of proxies, subject to reimbursement of the cost by Hubei Longdan, regardless of whether the Plan is approved. The Company may also reimburse brokerage firms and other persons representing beneficial owners of partnership units for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, the General Partner and his employees may solicit proxies on our behalf, without additional compensation, personally or by phone.  We may also engage third parties to assist us in soliciting proxies, personally, by mail or by phone.

Attending the Meeting

You may vote partnership units held directly in your name in person at the Meeting. If you want to vote partnership units that you hold in street name at the Meeting, you must request a legal proxy from your broker, bank, or other nominee that holds your partnership units.

FTL:2118461:3

Changing Your Vote

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing a new proxy card with a later date, or by attending the Meeting and voting in person. However, your attendance at the Meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also “General Information about the Meeting – Voting Your Proxy” above for further instructions.

Voting Recommendations

The General Partner recommends that you vote:

•

“FOR” the Plan;

•

“FOR” the conversion of the Company from a limited partnership to a corporation; and

•

“FOR” the issuance of shares of Series A Common Stock, Series B Common Stock and Series C Common Stock as required in connection with the Plan.

The General Partner has determined to recommend each of the proposals subject to the following qualifications:

The General Partner has not conducted any due diligence regarding Hubei Longdan or Longdan, other than reviewing the financial statements and information included with this proxy statement or which was included as part of the Acquisition Agreement filed by the Company as an exhibit to its Current Report on Form 8-K dated March 14, 2007.

The General Partner has taken reasonable steps to assure that there are no costs or risks to the Company or its partners in approving the Plan and acquiring the business of Hubei Longdan. However, in light of the limited investigation undertaken by the General Partner, the General Partner can provide no assurances regarding Hubei Longdan, its business, its management or the value of the securities that will be issued to the Company’s security holders in connection with the Plan.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of all proposals relating to the Plan.  Broker nonvotes have the effect of a vote against the proposal.

How to Obtain an Additional Set of Voting Materials

You may receive a copy of the proxy statement, proxy card, and the financial statements of Longdan, as well the Acquisition Agreement and other documents incorporated herein by reference at no cost to you by calling (954) 572-2113 or by writing to All-State Properties L.P., 5500 NW 69th Avenue, Lauderhill, Florida 3319.

PROPOSAL NO. 1:

APPROVAL OF THE PLAN

FTL:2118461:3

Description of Plan

Introduction

The Company has made a final distribution to its partners and is not currently engaged in any business and has no assets and no liabilities, other than a cash reserve for the payment of expenses relating to the winding up of its business, including legal, accounting and administrative costs relating to filings with the Securities and Exchange Commission (“SEC”), printing, mailing and transfer agent fees and expenses relating to the Company’s final distribution to its partners, and storage.

Previously, the Company had been engaged in the business of land development and construction and sale of residential housing.  The Company’s partnership units are traded over-the-counter and quoted on the OTC Bulletin Board under the symbol “ATPTZ.OB.”

FTL:2118461:3

Longdan

Note:  Information about Hubei Longdan, its business and affiliates, including Longdan, and the Chinese pharmaceutical industry, has been provided to the Company by Hubei Longdan and has been included without any attempt to independently verify its accuracy or completeness.

Hubei Longdan is a limited liability company incorporated under the laws of the People’s Republic of China (“PRC” or “China”).

Hubei Longdan was established on November 19, 1998 as a limited liability company, and on December 1, 2000, reorganized as a corporation, under the company laws of the PRC. Hubei Longdan has two subsidiaries: Huiyuan Investment Co. Ltd. and Hubei Fuhua Medicine Co.  Huiyuan Investment Co. Ltd., which is wholly-owned by Hubei Longdan, is an investment holding company which owns 90% of the capital stock of Hubei Fuhua Medicine Co. (“Fuhua”).  The remaining 10% of the capital stock of Fuhua is owned by Mr. Qing Lian, Chairman of Fuhua.

The business of Hubei Longdan is to develop, manufacture and sell traditional Chinese medicines and generic drugs for use in the treatment and prevention of disease and health problems. Hubei Longdan also develops, manufactures and sells health products designed to improve the functions of the human body. Hubei Longdan’s geographic market is China.

Hubei Longdan has developed several medicines that are well-known in China, such as Intelligent Chinese Wolf-Berry Pellet (Zhiqi Ke Li), the first and only drug approved by the Chinese government for the removal of lead from the blood of children, and the Compound Bear Gall Capsule for the treatment of Hepatitis B, which has been listed by the PROC’s Food and Drug Adminstration as a National Class Two Protective Variety, a designation that provides the drug with the equivalent of patent protection until June 16, 2010.

Hubei Longdan has also developed a variety of generic drugs, such as a generic version of Indapamide Sustained Release tablets, a diuretic that is sold throughout the world, to reduce high blood pressure for a 24-hour period.  Indapamide was approved by the United States Food and Drug Administration in 1983. Hubei Longdan’s generic version of Indapamide  was approved by the Chinese Food and Drug Administraion in December 2005.

Hubei Longdan has outsourced the manufacture of the above-mentioned three drugs to Hubei Huirui Pharmacy Company (“Huirui”), a company the controlling interest in which is owned by the family of Zhilin Zhang, Longdan’s President. Under the terms of agreements between Hubei Longdan and Huirui which are in effect until September 2009, Huirui  paid Longdan fees totaling RMB 3,500,000 Yuan in 2005, and 4,850,000 Yuan ($1=7.83 yuan ) in 2006, and will pay fees based on the amount paid in 2006 plus an additional annual increase of  5% for each of  the next three years.

Fuhua currently sells ten of the Chinese medicines or generic drugs developed by Hubei Longdan or with Hubei Longdan trademarks with plans to sell more. The products currently sold by Fuhua include Intelligent Chinese Wolf-Berry Pellet, the Compound Bear Gall Capsule for Hepatitis B, Indamide Sustained Release tablets, Serious Clear (Yanqing) capsules, an aerosol which provides quick acting relief for coronary heart disease, Gemfibrozil capsule, Gliclazide capsule, Aweihuapi ointment etc.

FTL:2118461:3

It should be noted that approval of a product for manufacture or sale in China does not constitute approval for manufacture or sale in the United States or any other country.  Among other products, the Compound Bear Gall Capsule for Hepatitis has not been approved for manufacture and sale in the United States.  Its production is viewed as inhumane to the bear by various organizations and groups.

Fuhua’s focus is to establish a pharmacy management distribution network. Currently, Fuhua sells almost one thousand different kinds of Chinese medicines or drugs and its products and gross revenues have increased each year. In 2006, Fuhua had gross revenues of RMB 130,772,982 yuan (about US$16.6 million) and gross profits of RMB 10,404,882 Yuan (about US$1.33 million ).  Fuhua’s sales reach virtually all of China, with significant sales in sixteen regions.  Fuhua has established forty-eight sales offices employing over three hundred sale agents selling to more than six hundred sale networks.

Zhilin Zhang, Chairman and President of Hubei Longdan, believes that in the next decade, companies that are in the pharmacy management and distribution business have an opportunity to grow exponentially.

In 2006, the Chinese government launched a major medical reform movement. Chief among the targets of these reforms is the inflated cost of drugs sold in Chinese hospitals.  Prior to the adoption of these reforms, Chinese hospitals were able to sell drugs at prices several times higher than the cost of the drugs purchased by them from the drug manufacturers.  As a result, many hospitals built a big inventory of drugs, and permitted doctors to receive commissions for issuing drug prescriptions.  Another abuse was that the same drug was sometimes marketed and sold under different names, and sold at different prices.  The Chinese government has outlawed these practices, and taken steps to eliminate the corruption and incentives for bribes that had become prevalent in the Chinese drug industry.  In addition, the Chinese government saw the need to materially remake the manner in which the Chinese drug industry operates.

The biggest transformation effected by these reforms is in the manner in which drugs are marketed and distributed.  Under the reforms, hospitals will no longer be permitted to maintain large inventories of medicines.  Instead, pharmacies will become the conduit for the sale and distribution of pharmaceutical drugs. However, implementing these reforms and improving the Chinese pharmaceutical drug industry faces the following challenges:

(1)

Current methods for compiling, maintaining and providing information for use by the participants in the drug distribution chain are antiquated and inadequate.  In China, the suppliers, wholesalers and retail merchants are unable to access, use or share the same information about pricing, availability and alternative drug therapies.  They generally do not work together and often work at cross purposes.  The procedures used in manufacturing, preparation, storage and delivery of drugs are generally inefficient.  Among other things, the lack of a standard coding for drugs in China complicates and confuses the entire drug distribution system.  Currently every network uses its own codes.  As a result of this informational barrier, one network cannot provide drugs for use by participants in another network.

(2)

In China, significant bureaucratic barriers impede entry into the retail pharmacy segment of the distribution system.  In addition to satisfying basic competency requirements, those who wish to operate retail pharmacies must run the gauntlet of the approval processes of each local province.  The vertical administrative structure and methods of the pharmacy industry create greater restrictions for retail pharmacy businesses than for wholesalers or suppliers.  Unlike those participants in the distribution system, retail pharmacies lack cross-market connections.

FTL:2118461:3

Hubei Longdan has developed a business plan to expand its pharmaceutical drug distribution business.  Under this plan, Hubei Longdan intends to establish a drug delivery system that has two levels.

Level one is the creation of drug flow centers consisting of the drug manufacturers/suppliers, the major drug whole-salers and the retail pharmacy chains.  The existence of a flow center will cause suppliers, wholesalers and retail merchants to share the same information concurrently.  In order for this plan to work, the locations of the drug flow centers must be in high population areas, and near the locations of the major drug manufacturing facilities.

Level two is drug delivery centers, consisting of traditional small wholesale businesses and retail businesses that sell drugs.  Each level one center will include dozens of level two centers into its own network.

All centers, whether a level one or level two center, will use the same standardized code for a particular drug, which will allow for better inventory and pricing procedures and prescription standards throughout the entire network system.

Currently, Hubei Longdan has only established one level one center, and about a dozen level two centers.  Despite this early stage of implementation of the system, Hubei Longdan’s sale system has already showed significant advantages over the system used in the past.  The new system has permitted the sale of drugs for prices not more than in the past or in some cases at a reduced price while keeping or increasing its profit margins.  The costs of the new system have been passed on to the drug manufacturers.

Hubei Longdan currently plans to establish a total of seven level one centers, and hundreds of level two centers as part of its plan to establish a national pharmacy distribution network with a targeted annual revenue goal of more than a billion Chinese yuan.

In order to implement this plan, Hubei Longdan intends to utilize an aggressive acquisition strategy, focusing particularly on the acquisition of collectives, and businesses owned by local governments.  This strategy is fostered by the Chinese government’s medical reform policy.  It is the announced intention of the Chinese government to place ownership of pharmaceutical distribution facilities into private ownership.

This policy has created an environment conducive to expansion by acquisition. Hubei Longdan believes that in order to successfully implement its expansion plans, it will require significant amounts of additional capital and believes that its best strategy for obtaining additional capital is to access the United States capital markets.

It is for this reason that Hubei Longdan desires to engage in the Acquisition with the Company.  Hubei Longdan believes that the public company status resulting from the transaction will permit them to more easily obtain financing for growth and will also allow them currency for acquisitions.  In addition, Hubei Longdan believes that the existence of a public market for its shares will enable it to better incentivize its employees with equity incentives and will give its existing investors some degree of liquidity for their equity ownership interest.

Because the laws of the PRC restrict the ownership of a PRC company by persons who are not PRC citizens, Hubei Longdan has entered into certain agreements with Hubei Longdan International.  Pursuant to these agreements, Longdan provides exclusive technology consulting and other general business operations services to Hubei Longdan in return for payment of

FTL:2118461:3

consulting fees that are equal to Hubei Longdan’s net profits.  Hubei Longdan’s shareholders have pledged their equity interests in Hubei Longdan to Longdan to secure the contract obligations and have granted Longdan an irrevocable proxy to vote their interests and an exclusive option to purchase these interests, which arrangements are enforceable to the fullest extent permitted under the laws of the PRC.

Longdan has advised the Company that it believes that this structure qualifies Longdan International as a variable interest entity that is permitted to consolidate its financial statements with Longdan, the operating entity with which it has qualifying contractual arrangements.

In consideration of these agreements, Longdan issued shares of its stock to the shareholders of Hubei Longdan in proportion to their ownership of Hubei Longdan shares.  After the initial issuance of shares, certain shareholders of Longdan exchanged their shares for newly-authorized shares of common stock of Longdan denominated Series A common stock and Series B common stock.  Shares not exchanged were redesignated Series C common stock.  The rights of the Series of Common Stock of LIH will be substantially the same as the rights of the corresponding series of common stock of Longdan.

The Plan contemplates several simultaneous transactions whereby (i) the Partnership will convert into a Delaware corporation and change its name to Longdan International Holding, Inc. (“LIH”), the shares of which initially will be owned by the Partnership’s partners in the same proportion as their current ownership of partnership interests, (ii) Longdan  will merge into Hubei Longdan (Delaware), Inc., a wholly-owned subsidiary of the Company, and (iii) Longdan’s shareholders will receive shares of LIH in consideration of their shares of Longdan.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Plan.  Broker nonvotes have the effect of a vote against the proposal.

General Partner Recommendation

The General Partner recommends that you vote “FOR” adoption of the Plan as set forth in this Proposal No. 1.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s equity securities immediately before and after the closing of the transactions contemplated by the Acquisition Agreement by:

•

the General Partner;

•

each security holder known by the Company to be the beneficial owner of more than five percent (5%) of the Company’s outstanding securities prior to and after the closing of the transactions contemplated by the Acquisition Agreement;

FTL:2118461:3

•

each individual who will become a security holder of the Company who will own more than five percent of the Company’s outstanding securities after the closing of the transactions contemplated by the Acquisition Agreement;

•

each individual who will become an executive officer of the Company after the closing of the transactions contemplated by the Acquisition Agreement; and

•

all individuals who will become directors and executive officers of the Company after the closing of the transactions contemplated by the Acquisition Agreement as a group.

The address of the General Partner is care of All-State Properties L.P., 5500 NW 69th Avenue, Lauderhill, Florida 33319.  Unless otherwise specified, the address of each other person set forth below is care of Hubei Longdan Biological Medicine Technology Co. Ltd, Floor 21, Jiangtian Building, No. 586 Wuluo Road, Wuchang District, Wuhan, Hubei, People’s Republic of China 430070.

The percentage ownership of total capital stock has been calculated on an “as if converted” basis giving effect to the conversion the Series A Common Stock and Series B Common Stock into shares of Series B Common Stock.

Before the Closing

After the Closing

Name of Beneficial Owner	Number of Partnership Units	% Total Partnership Units	Number and Title of Shares	% Series A Common	% Series B Common	% Series C Common	% Total Capital Stock(1)
Stanley R Rosenthal (2)	156,473 (3)	5.0%	6973 shrs of Series B	*	0.4%	*	0.2%
J.W. Sopher (4)	165,000 (5)	5.3%	20,371 shrs of Series B	*	1.1%	*	0.6%

() Calculated on an “as if converted” basis to total 3,499,997 shares of Series B Common Stock.

(2) Mr. Rosenthal is General Partner of the Partnership.

(3) Of the total number of partnership units held by Mr. Rosenthal, 100,000 units secure a non-recourse promissory note payable to the Company evidencing indebtedness incurred to purchase partnership units.  The current amount outstanding under the note is approximately $144,831, which includes accrued and unpaid interest.  Mr. Rosenthal and the Company have agreed that he will surrender the partnership units in full satisfaction of the note concurrent with the closing of the transactions contemplated by the Agreement.

(4) Mr. Sopher’s address is 425 E. 61 Street, New York, New York.

(5) Of the total 48,000 units are owned directly and 117,000 units are owned indirectly with 67,000 units owed by a pension trust and 50,000 units owned by a corporation in which Mr. Sopher owns  a 50% interest and in which Mr. Sopher has shared voting and dispositive powers.

FTL:2118461:3

Name of Beneficial Owner	Number of Partnership Units	% Total Partnership Units	Number and Title of Shares	% Series A Common	% Series B Common	% Series C Common	% Total Capital Stock[1]
Boyu Zhang [2]	*	*	175,000 shares of Series A Common; 358,555 shares of Series B Common	100%	27.8%[3]	*	15.2%
Zhilin Zhang [4]	*	*	72,240 shares of Series B Common	*	5.9%	*	2.1%
Hua Zhang[5]	*	*	60,200 shares of Series B Common Stock	*	3.1%	*	1.7%
Lu Jilan	*	*	345,358 shares of Series B Common Stock	*	18.0%	*	9.9%
Tao Yurun	*	*	445,000 shares of Series B Common Stock	*	23.15%	*	12.7%

1.Calculated on an "as if converted" basis to total 3,499,997 shares of Series B Common Stock.

2. Boyu Zhang is the son of  Zhilin Zhan.  Boyu Zhang disavows any interest in shares held by Zhilin Zhan.

3. Calculated on an "as if converted" basis converting the Series A Common Stock into shares of Series B

Common Stock.

4. Zhilin Zhang will become President and Chief Executive Officer , and a director, of LIH after the closing. He is the father of Boyu Zhang.  Zhilin disavows any interest in shares held by Boyu Zhang.

5. Hua Zhang will become a director of LIH after the closing.

FTL:2118461:3

Name of Beneficial Owner	Number of Partnership Units	% Total Partnership Units	Number and Title of Shares	% Series A Common	% Series B Common	% Series C Common	% Total Capital Stock[6]
Andrew Chien	*	*	105,000 shares of Series B Common Stock	*	5.5%	*	3.0%
Hanping Xu	*	*	*	*	*	*	*

•

No securities of this type held

	Number and Title of Shares	% Series A Common	% Series B Common	% Series C Common	% Total Capital Stock
All officers and directors as a group (4 members)	282,940 shares of Series B Common Stock	100%	14.7%	*	8.1%

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AFTER THE MERGER

Introduction

The Company is currently a partnership and its only officer is the General Partner, Stanley R. Rosenthal.  After the consummation of the transactions contemplated by the Acquisition Agreement, the Company will be a corporation and will have as its directors and officers individuals appointed by Hubei Longdan.  Information about these individuals was provided to the Company by Hubei Longdan.

Directors

Zhilin Zhang, 44, Director, has served as Chairman and President of Hubei Longdan since December 2000. He is the founder of Hubei Longdan.  Prior to founding the Longdan, he was employed as a director of Yichang Medicine Research Institute, China from 1990 to 1994, and as general manager of Wuhan Longren Medicine and Healthcare Preparation, China, from 1995 to 1996, and as general manager of Wuhan Longren Enterprise Group, China, from 1996 to 2000. Mr. Zhang has devoted himself to the research and development and the manufacture and sale of traditional Chinese medicines. In 2002, he won the title of Distinguished Youth Entrepreneur of Wuhan, Hubei, China.  Mr. Zhang graduated from Beijing Chinese Medical University, China, in 1985. In 2005, he got his EMBA (Executive MBA) from Wuhan University.

FTL:2118461:3

Zhilin Zhang and his family members (wife and son) also own a majority of the capital stock of Hubei Huirui Pharmacy Company, a private company, and also own approximately 30% of the capital stock of another private company, Hubei Longren Pharmaceutical.

Hua Zhang, 40, Director, has served as the Director of the New Medicine Research and Development Department of Hubei Longdan since December 2000.  Before joining  Hubei Longdan, Mr. Zhang was Director of New Medicine Research and Development Department of Wuhan Human-well Hi-tech Industry Co. Ltd. Hubei, China for one year.  He graduated from Biological Engineering Department, Huazhong University of Science and Technology.  His primary focus is on drug research and development.

Bing Hu, 42, Director, has served as Manager of the Professional Sales Force of Hubei Longdan since December 2000. He is engaged primarily in market research, and sales strategy practice.

Chun Li, 35, Director, has served as General Manager of Hubei Longdan’s Administration Department since December 2000.  He received his Bachelor of Science degree in the Marketing Department, Huazhong University of Science and Technology, and MBA from Wuhan Univesity.

Jinzhong Yu, 44, an independent Director, is an Associate Professor of Financial Administrative Department, Zhongnan University of Economics and Law, since 2001.

Officers

Zhilin Zhang, Chairman and President [See above]

Hanping Xu, 44, has served as Chief Financial Officer and Manager of the Department of Security of Hubei Longdan since December 2000. Mr. Xu has engaged in financial management of large and middle-sized enterprises for more than ten years.  He has been the general sales agent with respect to the sale of calling cards for cell phones of China Mobile and China Unicom, and a director of Jianghan Branch of Commerce and the Industrial Bank of China.  He graduated from Department of Finance and Political Law, Zhongnan University, China

Hua Zhang, Director of New Medicine Research of Hubei Longdan [See above].

Bing Hu, Manager of Professional Salesmen of Hubei Longdan [See above].

Chun Li, General Manager of Hubei Longdan’s Administration Department [See above].

PROPOSAL NO. 2:

APPROVAL OF THE CONVERSION OF THE COMPANY INTO A
DELAWARE CORPORATION

Introduction

A preliminary step in the Plan requires the Company to convert from a Delaware limited partnership into a Delaware business corporation.

FTL:2118461:3

Conversion Ratio

Under the terms of the Conversion, the Company’s partners will receive one (1) share of Series B Common Stock for each 8.1 limited partnership units owned rounded upwards to the nearest whole share of Series B Common Stock, subject to adjustment based on the total number of partnership units outstanding immediately prior to conversion.  In any event, the aggregate number of shares of Series B Common Stock issued to holders of the Company’s limited partnership units will equal approximately eleven percent (11%) of the total outstanding capital stock of LIH after giving effect to the transactions contemplated by the Plan and the Agreement on an “as if converted” basis.

Effect of Conversion

The rights of a holder of shares of Series B Common Stock of LIH are as set forth in the certificate of incorporation of LIH are different than your rights as a holder of limited partnership units in the Company, which generally as set forth in the Company’s partnership agreement.  In addition, the management of a corporation is conducted differently than that of a limited partnership and is governed by different statutory and case law.

Certain Federal Income Tax Consequences

 The General Partner believes that no taxable gain or loss will be recognized by partners upon the completion of the Conversion.  However, the Partnership is not taxed at the entity level and all profits and losses incurred by the Partnership are allocable to partners in accordance with their proportionate limited partnership interest.  As a corporation, the Company will be taxed at the entity level and stockholders will not recognize profits or losses based upon the economic performance of the Company.  Dividends and other distributions received from the Company after conversion may be treated differently than when received from the Company when its legal structure was a partnership.

All partners are strongly encouraged to consult their own tax, legal or financial advisors with respect to the consummation of the Conversion and shares of Series B Common Stock that will be received by the partners in connection with the Conversion.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the Conversion. Broker nonvotes have the effect of a vote against the proposal.

General Partner Recommendation

The General Partner recommends that you vote “FOR” the Conversion.

FTL:2118461:3

PROPOSAL NO. 3:

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN SERIES IN CONNECTION WITH THE PLAN

General

LIH will issue shares of Series A Common Stock, Series B Common Stock and Series C Common Stock to holders of corresponding series of common stock of Longdan in consideration for shares of Longdan held by them in connection with the consummation of the Merger.  You are urged to review the form of Certificate of Incorporation of LIH which sets forth the complete terms of each Class and Series of capital stock of LIH.  The Certificate of Incorporate of LIH is an exhibit to the Acquisition Agreement which was filed as an exhibit as the Current Report on Form 8-K dated March 14, 2007.

At the Merger Effective Time (as defined in the Acquisition Agreement), the issued and outstanding capital stock of LIH will be approximately 16,126,824 shares comprised in approximate amounts as follows:

•

175,000 shares of Series A Common Stock

•

1,922,016 shares of Series B Common Stock

•

14,029,808 shares of Series C Common Stock

Purpose

The purpose of issuing shares in three Series is to (i) provide additional voting rights to certain shareholders of Longdan, (ii) reduce the necessity of issuing a large number of shares of Series B Common Stock to enhance the likelihood for a higher market valuation for the Series B Common Stock, which is the only Series of Common Stock that will be registered under the Exchange Act and quoted on the OTC Bulletin Board and (iii) provide whole shares to small holders of Longdan stock.

Although there are three Series of Common Stock, the Series B Common Stock is the basic form of Common Stock since its voting and distribution rights are set proportionate to the number of shares outstanding.  Moreover, each of the Series A Common Stock and Series B Common Stock are convertible into Series B Common Stock.

The Merger Conversion Formula

Shares of the capital stock of Longdan will be converted into shares of LIH on the following basis:

Each share of Series A common stock of Longdan will be converted into one (1) share of Series A Common of LIH.

Each share of Series B common stock of Longdan will be converted into one (1) share of Series B Common of LIH.

Each two and five hundred fifteenth ten thousandth (2.0515) shares of Series C common Stock of Longdan will be converted into one (1) share of Series B Common of LIH.

FTL:2118461:3

Description of Common Stock

Series A Common Stock

The Series A Common Stock will have ten (10) votes for each share and shall be convertible into shares of Series B Common Stock on a one-for-one basis at any time at the election of the holder.

Series B Common Stock

The Series B Common Stock will have one (1) vote for each share.

Series C Common Stock

The Series C Common Stock will have one-tenth (0.1) vote for each share and shall be convertible into shares of Series B Common Stock on the basis of ten (10) shares of Series C Common Stock for each one (1) share of Series B Common Stock; in addition, each share of Series C Common Stock will receive dividends and distributions, as well as in the event of liquidation, on an “as if converted” basis.

The shares of each series of Common Stock will vote together as one group and shall be entitled to an equal portion of any dividend or distribution and shall be equal in priority as to payment of any dividends or other distributions by LIH, as well as in the event of liquidation.

Effect of Issuance

Upon the issuance of the Series A Common Stock, Series B Common Stock and the Series C Common Stock the proportionate interest of the partners of the Company in LIH will be diluted to an aggregate of approximately eleven percent (11%) of the total capital stock of LIH on an “as if converted” basis and the relative voting power of the shares held by former partners of the Company will be further reduced to approximately 7.6% of the total voting power as a group.

Securities Law Issues

The General Partner has not and does not intend to register any of the shares of Common Stock that will be issued either to partners in connection with the Conversion or to shareholders of Longdan International in connection with the Merger.  However, the General Partner believes that the Company in its corporate form will be deemed a successor registrant of the shares of Series B Common Stock under the  Exchange Act, and that the shares of Series B Common Stock that the partners will receive in connection with the Merger will be generally be freely tradable under the securities laws.  The Company will rely on certain exemptions from registration available under the Securities Act, and applicable state securities laws in connection with the issuance to shareholders of Longdan of shares of Common Stock, including shares of Series B Common Stock.   The Company has not and does not intend to take any steps to investigate or comply with the registration requirements applicable to securities under the laws of the PRC or other foreign law.

Vote Required

The affirmative vote cast in person or by proxy by partners represented and entitled to vote at the Meeting totaling a majority of the outstanding partnership units is required for approval of the the

FTL:2118461:3

issuance of shares of common stock in Series. Broker nonvotes have the effect of a vote against the proposal.

General Partner Recommendation

The General Partner recommends that you vote “FOR” the issuance of Series of shares of Common Stock as set forth in this Proxy Statement in connection with the Plan.

PARTNERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PLEASE NOTE THAT WITHOUT THE APPROVAL BY HOLDERS OF EACH OF THE PROPOSALS BY A MAJORITY IN INTEREST OF THE PARTNERSHIP UNITS, THE PLAN WILL NOT BE APPROVED.

OTHER MATTERS

The General Partner knows of no business other than that specified in Items 1 through 4 of the Notice of Special Meeting, which will be presented for consideration at the Special Meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

By Order of the General Partner

FTL:2118461:3

INDEX

to the

FINANCIAL STATEMENTS

of

LONGDAN INTERNATIONAL INC.

ANNEX A

Audited Annual Financial Statements

        Page No.

Report of Independent Registered Public Accounting Firm

F-1

Consolidated Balance Sheets as at September 30, 2005 and 2006

F-2

Consolidated Statements of Operations for the years ended September 30, 2005 and 2006

F-3

Consolidated Statements of Changes in Shareholders’ Equity for the years ended September 30, 2005 and 2006  F-4

Consolidated Statements of Cash Flows for the years ended September 30, 2005 and 2006  F-5

Notes to Financial Statements

F-6

ANNEX B

Unaudited Interim Financial Statements

Consolidated Balance Sheets as of December 31 and September 30,
2006

F-16

Consolidated Statements of Operations for the three months ended December 31, 2006 and 2005  F-17

Consolidated Statements of Changes in Shareholders’ Equity for the three months ended December 31, 2006 and 2005  F-18

Consolidated Statements of Cash Flows for the three months ended December 31, 2006 and 2005  F-19

Notes to Financial Statements

F-20

FTL:2118461:3

Index-1

ANNEX A

AUDITED ANNUAL FINANCIAL STATEMENTS

OF

LONGDAN INTERNATIONAL INC.

as at September 30, 2005 and 2006

and for the fiscal year then ended

FTL:2118461:3

Kenne Ruan, CPA, P.C.

    Phone: (203) 824-0441 Fax: (203) 413-4686

40 Hemlock Hollow Road, Woodbridge, CT 06525

 kruancpa@yahoo.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Longdan International Inc

We have audited the accompanying balance sheets of Longdan International Inc as of September 30, 2006 and 2005, and the related statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years in the two-year period ended September 30, 2006. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Longdan International Inc as of September 30, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

Kenne Ruan, CPA, P.C.

Woodbridge, Connecticut

January 22, 2007

FTL:2118461:3

LONGDAN INTERNATIONAL INC
CONSOLIDATED BALANCE SHEETS

	September 30, 2006	September 30, 2005
CURRENT ASSETS		
Cash and cash equivilents	$ 1,675,326	$ 743,447
Accounts receivable, net of allowance of $55,396 and $54,123 as of September 30, 2660 and 2005, respectively	1,197,245	967,828
Inventory	2,774,419	1,978,119
Prepaid expenses	33,351	74,042
Loan receivable from related parties	2,502,701	3,232,462
Other loans receivables	1,236,503	889,433
Interst receivable	88,480	43,330
TOTAL CURRENT ASSETS	9,508,025	7,928,661
Fixed assets, net of depreciation of $202,736 and $145,593 as of September 30, 2006 and 2005, respectively	318,180	364,799
Constructions in progress	3,837,612	3,758,674
Intagible assets, net of accumulated amortization of $137,776 and $137,776 as of September 30, 2006 and 2005, respectively	780,415	899,304
TOTAL ASSETS	$ 14,444,232	$ 12,951,438
LIABILITIES AND STOCKHOLDERS EQUITY		
CURRENT LIABILITIES		
Short-term loan payble	1,264,000	2,476,000
Notes payable	1,269,195	160,940
Accounts Payable	1,936,444	1,792,926
Accrued expenses and other payables	451,180	389,786
Income tax payable	583,358	253,006
Other taxes payable	505,788	6,426
TOTAL CURRENT LIABILITIES	6,009,965	5,079,084
Commitments and Contingencies		
SHAREHOLDERS' EQUITY		
Common stock, ($0.1208 par value, 1 billion Shares authorized; 61,750,000 AND 47,500,000 s outstanding as of September 2006, and 2005, respectively)	7,514,975	5,738,000
Statutory reserves	317,979	278,902
Retained earnings	30,038	1,508,789
Accumulate other comprehensive income	351,795	183,809
Noncontrolling interest	219,480	162,854
TOTAL SHAREHOLDERS' EQUITY	8,434,267	7,872,354
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$ 14,444,232	$ 12,951,438

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

                                     LONGDAN INTERNATIONAL INC

            CONSOLIDATED STATEMENT OF CASH FLOW

	For year ended on
	September 30 of
	2006	2005
Cash flows from operating activities:
Net income	$ 838,170	$ 567,426
Adjust to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	192,913	187,418
Change in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(206,941)	60,358
Inventories	(746,994)	(776,382)
Prepaid expenses, loans receivable, and interest receivable	462,458	306,068
Increase (decrease) in:
Accounts payable	104,776	72,774
Accrued expenses and other payable	1,146,173	(62,958)
Taxes payable	815,787	(37,362)

Net cash provided by operating activities	2,606,342	317,342

Cash flows from investing activities:
Purchase of property, plant and equipment	(2,862)	(74,103)
Net cash used in investing activities	(2,862)	(74,103)

Cash flows from financing activities:
Short-term loan payment	(1,264,000)	(742,800)
Dividends paid	(2,251,500)	-
Proceeds from issuance of shares	1,801,200	-
Net decrease in financing activities	(1,714,300)	(742,800)

Effect of exchange rate changes on cash	42,699	33,919
Net increase (decrease) in cash	889,180	(499,561)
Cash - beginning of the year	743,447	1,209,089

Cash - end of the year	$ 1,675,326	$ 743,447

Supplemental disclosure information
Finance cost paid	$ -	$ -
Income taxes paid	$ -	$ -

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

LONGDAN INTERNATIONAL INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED SEPTEMBER 30, 2006 AND 2005

1.

ORGANIZATION AND BASIS OF PRESENTATION

Longdan International Inc (“Longdan International” or “the Company”) was incorporated in the Nevis Islands pursuant to the Nevis Business Corporation Ordinance 1984, on December 12, 2006. The Company’s primary business operations are conducted through its variable interest entity (“VIE”), Hubei Longdan Biological Medicine Technology Co., Ltd. (“Hubei Longdan”).  Hubei Longdan was organized on November 19, 1998.  On December 1, 2000, Hubei Longdan was reorganized as a limited liability company under the company laws of the People’s Republic of China (“PRC” or “China”). Hubei Longdan is engaged in the production and sale of pharmaceutical products, including Chinese drug and health products.

Hubei Longdan has two subsidiaries: Huiyuan Investment Co. Ltd. and Hubei Fuhua Medicine Co. Huiyuan Investment Co. Ltd., which is 100% owned by Hubei Longdan, is an investment holding company which owns 90% of Hubei Fuhua Medicine Co. (“Fuhua”). Huiyuan Investment Co. Ltd was organized as a corporation under the company laws of the PRC in August 1998, and merged into a merger company subsidiary of Hubei Longdan when Hubei Longdan was reorganized on December 1, 2000. Hubei Fuhua Medicine Co. was organized under the company laws of the PRC on November 21, 2002,  and is jointly owned 90% by Hubei Longdan (through Huiyuan Investment Co. Ltd.), and 10% by Mr. Qing Lian, Chairman of Fuhua.

The Company’s geographic market is in the PRC.

PRC law currently limits foreign ownership of companies. To comply with these foreign ownership restrictions, on December 20, 2006, the Company entered into certain exclusive agreements with Hubei Longdan and its shareholders. Hubei Longdan holds the licenses and approvals necessary to engage in the production and sale of pharmaceutical products in China. Pursuant to these agreements, the Company provides exclusive technology consulting and other general business operation services to Hubei Longdan in consideration for consulting service fees which are equal to Hubei Longdan’s net profits. In addition, Hubei Longdan’s shareholders have pledged their equity interests in Hubei Longdan to the Company, irrevocably granted the Company an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in Hubei Longdan and granted an irrevocable proxy to vote their shares of Hubei Longdan to a representative of the Company. Through these contractual arrangements, the Company has the ability to substantially control Hubei Longdan’s daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder’s approval.

As a result of these contractual arrangements, which obligates the Company to absorb in substantial part the risk of loss from Hubei Longdan’s activities and enable the Company to receive substantially all of the economic benefits of ownership of Hubei Longdan, including the right to receive the expected residual returns of the entity, the Company believes Hubei Longdan qualifies as a VIE under FASB Interpretation No. 46R (“FIN 46R”), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51.” Accordingly, the Company has consolidated Hubei Longdan’s results, assets and liabilities in the accompanying financial statements.

The Company’s consolidated assets do not include any assets that are collateral for Hubei Longdan’s obligations. The creditors of Hubei Longdan do not have recourse to the general credit of the Company.

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Principles of Consolidation

The consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company and its VIE. All significant inter-company transactions and balances between the Company, its subsidiaries and its VIE are eliminated upon consolidation.

Noncontrolling interest at the balance sheet date, being the portion of the net assets of subsidiaries attributable to equity interests, is presented in the consolidated balance sheet as a separate component in stockholders’ equity. In the income statement, the noncontrolling interest in the income (or loss) of a consolidated subsidiary is shown as a deduction from (or addition to) consolidated net income.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, demand and time deposits with banks and liquid investments with an original maturity of three months or less.

Accounts receivables

Accounts receivables are recognized and carried at original invoiced amount less an allowance for any uncollectible accounts.

The Company uses the aging method to estimate the valuation allowance for anticipated uncollectible receivable balances. Under the aging method, bad debts percentages determined by management based on historical experience as well as current economic climate are applied to customers’ balances categorized by the number of months the underlying invoices have remained outstanding. As of September 30, 2006 and 2005, the balances of accounts receivables, net of allowances, were $1,197,245 and $967,828, respectively.

Inventory

Inventories are stated at the lower of cost or market. Cost is calculated based on first-in first-out method; market value is determined by reference to the sales proceeds of items sold in the ordinary course of business or based on prevailing market conditions.

Property, plant and equipment

Fixed assets are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

Machinery and motor vehicles

10 years

Office equipment

5 years

Construction in progress

Construction in progress includes direct costs of construction of the building. Construction in progress is not depreciated until the assets are completed and put into operation.

Intangible assets

Intangible assets are recorded at cost less accumulated amortization. Amortization is computed using the straight-line method over the expected useful life of the intangible asset.

Revenue recognition

Revenues of the Company include sales of pharmaceutical products in China. Sales are recognized based on the following criteria: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured.

Income taxes

The company accounts for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes.” Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when it is more likely than that some or all of the deferred tax assets will not be realized.

Foreign currency translation

The Company determines its functional currency based on the criteria of SFAS 52, Foreign Currency Translation, and has determined RMB to be their functional currency. Financial statements are translated using a current rate method. For assets and liabilities, the exchange rate at the balance sheet date is used. For revenues, expenses, gains, and losses, the appropriately weighted average exchange rate for the period may be used to translate those elements. Translation adjustments are reported separately and accumulated as a separate component of equity.

Related parties

Parties are considered to be related to the Company if the parties that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

3.

CASH

The Company’s cash includes cash on hand, cash in regular bank accounts and cash in certain collateral deposit accounts. Numerous notes were issued to the Company’s vendors against cash in the Company’s collateral deposit accounts. Cash in those accounts is reserved to satisfy the notes issued. The total cash balances at September 30, 2006 and 2005 were $1,675,326 and $743,447, respectively. Of these amounts, $1,283,200 and $198,080 as of September 30, 2006 and 2005, respectively, were held in cash collateral accounts and reserved for payment of related notes.

4.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable.  As of September 30, 2006, substantially all of the Company’s cash and cash equivalents were managed by financial institutions. Accounts receivable are typically unsecured and are derived from revenue earned from customers in China. The risk with respect to accounts receivables is mitigated by the Company’s practice of ongoing monitoring of outstanding balances of accounts receivable from its customers.

5.

CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company’s operations are all carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other factors.

6.

INVENTORY

Inventory balances as of September 30, 2005 and 2006 were as follows:

2005

$ 1,978,119

2006

$ 2,774,419

7.

PREPAID EXPENSES

The prepaid expenses are deposits to vendor accounts for the pharmaceutical products for sale. The balances as of September 30, 2006 and 2005 were $74,042 and $33,351, respectively.

8.

RELATED PARTY TRANSACTIONS

The Company had transactions in the ordinary course of business with numerous related parties such as stockholders, directors, senior officers and their associates. Listed below is a summary of transactions with the Company's related parties:

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

The Company’s VIE, Hubei Longdan signed three sale and production agreements with its commonly controlled affiliate, Hubei Huirui Pharmacy (Hubei Huirui) Co for its three drugs. Under these agreements, Hubei Longdan engaged Hubei Huirui to manufacture and sell the three drugs; Hubei Longdan also provided consulting services to Hubei Huirui in connection with the production of those drugs. In return, Hubei Huirui paid fees to Hubei Longdan. For the years ended September 30, 2006 and 2005, Hubei Longdan was entitled to receive the fees of $506,655 and $330,210, respectively. These fees were not collected by Hubei Longdan immediately; instead, Hubei Longdan loaned the amount of the fees to Hubei Huirui to fund improvements in its plant and equipment to expand Hubei Huirui’s production capacity. As of September 30, 2006 and 2005, the balances of loans receivable from Hubei Huirui were $1,264,460 and $638,021, respectively.

The Company, through its VIE, has made loans to another commonly controlled affiliate, Hubei Longren Limited Co.  As of September 30, 2006 and 2005, the outstanding aggregate balance of these loans was $1,158,516 and $2,481,692, respectively.

The Company, through its VIE subsidiary, also has made numerous loans to Hubei Longdan’s stockholders and officers. The aggregate balance of these loans as of September 30, 2006 and 2005 were $79,725 and $112,749, respectively.

These loans to related parties have not been documented and do not provide for any specific terms, including maturity date or interest rate charged.  However, management of the Company is confident on the collectability of these loans.

The Company, through its VIE, has entered into three lease agreements with Hubei Longren Limited Co.  The lease terms and minimum lease commitments are as follows:

Lease Number	Description	Term	Beginning	Ending	Annual Payment

Lease 1	Land	15 years	3/1/2001	3/1/2016	$ 3,792
Lease 2	Office	10 years	6/1/2001	5/31/2011	$ 1,820
Lease 3	Land	20 years	8/9/2002	8/8/2022	$ 113,760

Note: Under the terms of Lease 3, lease payments do not commence until December 31, 2007.

The minimum lease payments for the next five years and thereafter are as follows:

For the year ending September 30,

Year	Lease 1	Lease 2	Lease 3	Total

2007	3,792	1,820	-	5,612
2008	3,792	1,820	85,320	90,932
2009	3,792	1,820	113,760	119,372
2010	3,792	1,820	113,760	119,372
2011	3,792	14,560	113,760	132,112
Thereafter	20,540	-	1,243,782	1,264,322

Grand Total	$ 39,500	$ 21,840	$ 1,670,382	$ 1,731,722

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

9.

OTHER LOANS AND INTEREST RECEIVABLES

Other Loans Receivables include loans receivables from other companies and individuals that the Company has business relationship with. There are no formal loan agreements, but the Company charges those companies interest on the outstanding loan balance at rates ranging from 1% to 5% per annum. As of September 30, 2006 and 2005, the outstanding aggregate principal balance and accrued and unpaid interest with respect to Other Loans Receivables were as follows:

Outstanding Principal Balance:

2006

$1,236,503

2005

$   889,433

Outstanding Accrued and Unpaid Interest:

2006

$     88,480

2005

$     43,330

10.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of September 30,

	2006	2005

Machinery & equipment	$ 380,301	$ 372,478
Motor vehicles and other transportation equipment	$ 55,109	$ 53,976
Office equipment	$ 85,506	$ 80,944

	$ 520,916	$ 507,398

Less: Accumulated depreciation	$ (202,736)	$ (142,599)

	$ 318,180	$ 364,799

The depreciation expenses on property, plant and equipment for the years ended September 30, 2006 and 2005 were $56,554, and $55,349, respectively.

11.

INTANGIBLE ASSETS

Intangible assets consist of the following as of September 30,

	2006	2005

Permits relating to drugs	$ 1,011,200	$ 990,400
Production rights relating to certain drugs	366,560	359,020

	1,377,760	1,349,420

Less: Accumulated depreciation	(597,345)	(450,116)

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

$ 780,415	$ 899,304

The amortization expenses on the Company’s intangible assets for the years ended September 30, 2006 and 2005 were, in each case, $136,359.

12.

SHORT-TERM LOAN PAYABLE AND RELATED INTESEST EXPENSES

The Company obtained a short-term loan from Bank of China on July 24, 2004 in the original principal amount of $3,998,480 (valued at the exchange rate of $8.28  to one ruan in effect on the date of the loan) to be used for the purchase of materials, supplies and equipment. The loan was guaranteed by the Company’s affiliate, Hubei Longren Limited Co. The initial term of the loan was one year with interest payable at the rate of 5.3% per annum. Under the terms of the loan the maturity date is extendable for additional one year periods and has been extended every year. The current due date is July 23, 2007.  As of September 30, 2006 and 2005, the balance of the short-term loan payable was $1,264,000 and $2,476,000, respectively, and the interest expense for such loan for the years ended September 30, 2006 and 2005 was $63,369 and $134,616, respectively.

13.

NOTES PAYABLE

Notes Payable consists of numerous notes issued for payments to the Company’s vendors for pharmaceutical products purchased by the Company. These notes are collateralized by cash deposits held in bank accounts (See Note 3). The aggregate balances of Notes Payable as of September 30, 2006 and 2005, were $1,269,195 and $160,940, respectively. The due dates for those notes are typically from three to six months.

14.

ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables contain interest accruals and other accruals and payables such as payroll and benefit accruals, and miscellaneous payables. Accrued expenses and other payables consist of the following as of September 30,

	2006	2005

Interest accrual	$ 241,265	$ 165,087
Other accruals and payables	209,915	224,699

	$ 451,180	$ 389,786

15.

STATUTORY RESERVES

The PRC Company Law requires companies to make certain appropriations before dividends can be distributed. Statutory reserves include capital reserve and welfare reserve. Allocations to the statutory reserve of at least 10% of income after tax and 5% to 10% to the welfare reserve. The capital reserve is used to offset the Company’s future losses and the welfare reserve fund is used for capital expenditures for the collective benefit of the Company’s employees.

The balances of the statutory reserves were the following as of September 30,

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

	2006	2005

Statutory capital reserve	$ 158,990	$ 139,451
Statutory common welfare fund	158,989	139,451

	$ 317,979	$ 278,902

16.

INCOME TAXES

The Company is a tax-exempt company incorporated in the Nevis Islands and conducts all of its business through its VIE, Hubei Longdan, which is organized under the laws of the PRC.

Hubei Longdan and its subsidiaries are subject to taxes in the PRC.  Hubei Longdan’s income from sales of pharmaceutical products is subject to income tax at the rate of 33%, while the income of its subsidiary, which is involved in development and research has been approved as a new technology enterprise, is taxed at the preferential rate of 15%. Income tax liabilities for the years ended September 30, 2006 and 2005 were $321,695 and $249,941, respectively; the balances of income tax payable as of September 30, 2006 and 2005 were $583,358 and 253,006, respectively, including amounts payable with respect to prior periods.

No significant deferred tax liabilities of assets existed as of September 30, 2006 or 2005.

As the result of an internal audit, management of the Company discovered a deficiency in the amount the company had paid for income taxes for the years ended September 30, 2006 and 2005, and made a payment of $280,005 in January 2007, before the issuance of the audit report.

17.

OTHER TAXES PAYABLE

Other taxes payable include individual income tax withholding and other taxes such as education tax and municipal taxes. As of September 30, 2006 and 2005, the Company had withheld an aggregate of $505,788 and $6,426, respectively. Of the $505,788 withheld as of September 30, 2006, $450,300 relates to income taxes payable with respect to the Company’s dividend distribution to stockholders made in March 2006.

18.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In November 2004, FASB issued SFAS No. 151, “Inventory costs – an amendment of ARB No. 43, Chapter 4.” This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges . . . " This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005

In December 2004, FASB issued SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions – an amendment of FASB Statements No.66 and 67.” This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005.

In December 2004, FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets—an amendment of APB Opinion No. 29.” This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In December 2004, FASB issued SFAS No. 123 (Revised 2004), “Share-Based Payment.” This Statement is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). A nonpublic entity, likewise, will measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of those instruments, except in certain circumstances. This statement is effective for public entities that do not file as small business issuers—as of the beginning of the first interim or annual reporting period that begins after June 15, 2005; for public entities that file as small business issuers—as of the beginning of the first interim or annual reporting period that begins after December 15, 2005; for nonpublic entities—as of the beginning of the first annual reporting period that begins after December 15, 2005.

In March 2005, the FASB published FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations,” which clarifies that the term, conditional asset retirement obligations, as used in SFAS No. 143, “Accounting for Asset Retirement Obligations,” refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. The interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of the Company’s fiscal 2006. The adoption of this Interpretation is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In May 2005, FASB issued SFAS No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

F-5

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.” This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

 In March 2006, FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This statement is effective as of the beginning of an entity’s first fiscal year that begins after September 15, 2006.

In September 2006, FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132R.” This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. This statement is effective on various dates for the financial statements of the fiscal years ending from December 15, 2006 to December 15, 2008 depending on the type of employers and circumstances.

Management of the Company believes that these statements do not have a material impact on the Company’s financial position, results of operations or cash flows.

FTL:2118461:3

The accompanying notes are an integral part of these consolidated financial statements.

ANNEX B

UNAUDITED INTERIM FINANCIAL STATEMENTS

OF

LONGDAN INTERNATIONAL INC.

as at December 31, 2006

and for the quarter then ended

FTL:2118461:3

LONGDAN INTERNATIONAL INC

	December 31 2006 Unaudited	September 30 2006 Audited
ASSETS		
CURRENT ASSETS		
Cash and cash equivilents	$ 2,245,773	$ 1,675,326
Accounts receivable, net of allowance for doubtful accounts of $80,376 and $55,396 as of December 31 and September 30, 2006, respectively	1,497,723	1,197,245
Inventory	2,579,173	2,774,419
Prepaid expenses	72,362	33,351
Loan receivable from related parties	2,224,515	2,502,701
Other loans receivables	1,192,929	1,236,503
Interst receivable	89,670	88,480
TOTAL CURRENT ASSETS	9,902,145	9,508,025
Fixed assets, net	313,129	318,180
Constructions in progress	3,889,225	3,837,612
Intagible assets, net	756,004	780,415
TOTAL ASSETS	$ 14,860,503	$ 14,444,232
LIABILITIES AND STOCKHOLDERS EQUITY		
CURRENT LIABILITIES		
Short-term loan payble	$ 1,281,000	$ 1,264,000
Notes payable	1,914,920	1,269,195
Accounts Payable	1,862,981	1,936,444
Accrued expenses and other payables	405,292	451,180
Income tax payable	295,360	583,358
Other taxes payable	511,282	505,788
TOTAL CURRENT LIABILITIES	6,270,834	6,009,965
SHAREHOLDERS' EQUITY		
Common stock, ($0.1208 par value, 1 billion Shares authorized; 61,750,000 shares outstanding as of December 31 and September 2006)	7,514,975	7,514,975
Statutory reserves	317,979	317,979
Retained earnings	59,076	30,038
Accumulate other comprehensive income	465,493	351,795
Noncontrolling interest	232,146	219,480
TOTAL SHAREHOLDERS' EQUITY	8,589,669	8,434,267
TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$ 14,860,503	$ 14,444,232

FTL:2118461:3

FTL:2118461:3

LONGDAN INTERNATIONAL INC

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

	Common Stock							
	Shares	Amount	Statutory capital reserves	Satutory welfare reserves	Retained earnings	Non-controlling interest	Accumulated compre-hesive income	Total
Balances, September 30, 2005	47,500,000	$5,738,000	$ 139,451	$ 139,451	$ 1,508,789	$ 162,854	$ 183,809	$ 7,872,354
Net income					110,451	11,062		121,513
Balances, December 31, 2005	47,500,000	5,738,000	139,451	139,451	1,619,240	173,916	183,809	7,993,867
Foreign currency translation							$ 167,986	167,986
Net income					671,093	45,564		716,657
Transfer to statutory reserves			19,539	19,538	(39,077)			-
Proceeds from issuance of shares	14,250,000	1,776,975						1,776,975
Dividends paid					(2,221,219)			(2,221,219)
Balances, September 30, 2006	61,750,000	$7,514,975	$ 158,990	$ 158,989	$ 30,038	$ 219,480	$ 351,795	$ 8,434,267
Foreign currency translation							$ 113,698	113,698
Net income					29,038	12,666		41,704
Balances, December 31, 2006	61,750,000	$7,514,975	$ 158,990	$ 158,988	$ 59,076	$ 232,146	$ 465,493	$ 8,589,669

FTL:2118461:3

	2006 Unaudited	2005 Unaudited
Cash flows from operating activities		
Net income	$ 41,704	$ 121,463
Adjustment to reconcile net income to net cash provided by (used in) operating activities:		
Depreciation and amortization	43,961	48,230
Change in operating assets and liabilities:		
(Increase) decrease in:		
Accounts receivable	(282,600)	(35,168)
Inventories	231,108	(91,165)
Prepaid expenses	(38,322)	1,891
Increase (decrease) in:		
Accounts payable	(98,885)	(493,532)
Accrued expenses and other payable	(51,632)	8,178
Taxes payable	(295,297)	(583)
Net cash (used in) operating activities	(449,962)	(440,687)
Cash flows from investing activities		
Decrease in loan receivable from related parties	311,847	320,958
(Increase) decrease in other loan receivable	60,204	(62,240)
Net increase in investing activities	372,051	258,718
Cash flows from financing activities		
Increase in notes payable	628,655	201,455
Net increase in financing activities	628,655	201,455
Effect of exchange rate changes on cash	19,704	300
Net increase in cash	550,743	19,485
Cash - beginning of the year	1,675,326	743,447
Cash - end of the year	$ 2,245,773	$ 763,232
Supplemental disclosure information		
Finance cost paid	$ -	$ -
Income taxes paid	$ 358,618	$ -

FTL:2118461:3

LONGDAN INTERNATIONAL INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE FIRST QUARTER ENDED DECEMBER 31, 2006

1.

ORGANIZATION AND BASIS OF PRESENTATION

Longdan International Inc (“Longdan International” or “the Company”) was incorporated in the Nevis Islands pursuant to the Nevis Business Corporation Ordinance 1984, on December 12, 2006. The Company’s primary business operations are conducted through its variable interest entity (“VIE”), Hubei Longdan Biological Medicine Technology Co., Ltd. (“Hubei Longdan”). Hubei Longdan was organized on November 19, 1998 as a limited liability company.  On December 1, 2000, Hubei Longdan was reorganized into a corporation under the company laws of the People’s Republic of China (“PRC” or “China).

Hubei Longdan has two subsidiaries: Huiyuan Investment Co. Ltd. and Hubei Fuhua Medicine Co. Huiyuan Investment Co. Ltd., which is 100% owned by Hubei Longdan, is an investment holding company which owns 90% of Hubei Fuhua Medicine Co. (“Fuhua”). Huiyuan Investment Co. Ltd was organized as a corporation under the company laws of the PRC in August 1998, and merged into a merger company subsidiary of Hubei Longdan when Hubei Longdan was reorganized on December 1, 2000. Hubei Fuhua Medicine Co. was organized under the company laws of the PRC on November 21, 2002,  and is jointly owned 90% by Hubei Longdan (through Huiyuan Investment Co. Ltd.), and 10% by Mr. Qing Lian, Chairman of Fuhua.

Hubei Longdan is engaged in the production and sale of pharmaceutical products, including Chinese drug and health products. The Company’s geographic market is in the PRC.

PRC law currently limits foreign ownership of companies. To comply with these foreign ownership restrictions, on December 20, 2006, the Company entered into certain exclusive agreements with Hubei Longdan and its shareholders. Hubei Longdan holds the licenses and approvals necessary to engage in the production and sale of pharmaceutical products in China. Pursuant to these agreements, the Company provides exclusive technology consulting and other general business operation services to Hubei Longdan in consideration for consulting service fees which are equal to Hubei Longdan’s net profits. In addition, Hubei Longdan’s shareholders have pledged their equity interests in Hubei Longdan to the Company, irrevocably granted the Company an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in Hubei Longdan and granted an irrevocable proxy to vote their shares of Hubei Longdan to a representative of the Company. Through these contractual arrangements, the Company has the ability to substantially control Hubei Longdan’s daily operations and financial affairs, appoint its senior executives and approve all matters requiring shareholder’s approval.

As a result of these contractual arrangements, which obligates the Company to absorb in substantial part the risk of loss from Hubei Longdan’s activities and enable the Company to receive substantially all of the economic benefits of ownership of Hubei Longdan, including the right to receive the expected residual returns of the entity, the Company believes Hubei Longdan qualifies as a VIE under FASB Interpretation No. 46R (“FIN 46R”), “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51.” Accordingly, the Company has consolidated Hubei Longdan’s results, assets and liabilities in the accompanying financial statements.

FTL:2118461:3

The Company’s consolidated assets do not include any assets that are collateral for Hubei Longdan’s obligations. The creditors of Hubei Longdan do not have recourse to the general credit of the Company.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Principles of Consolidation

The consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The consolidated financial statements include the financial statements of the Company and its VIE. All significant inter-company transactions and balances between the Company, its subsidiaries and its VIE are eliminated upon consolidation.

Noncontrolling interest at the balance sheet date, being the portion of the net assets of subsidiaries attributable to equity interests, is presented in the consolidated balance sheet as a separate component in stockholders’ equity. In the income statement, the noncontrolling interest in the income (or loss) of a consolidated subsidiary is shown as a deduction from (or addition to) consolidated net income.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, demand and time deposits with banks and liquid investments with an original maturity of three months or less.

Accounts receivables

Accounts receivables are recognized and carried at original invoiced amount less an allowance for any uncollectible accounts.

The Company uses the aging method to estimate the valuation allowance for anticipated uncollectible receivable balances. Under the aging method, bad debts percentages determined by management based on historical experience as well as current economic climate are applied to customers’ balances categorized by the number of months the underlying invoices have remained outstanding. As of December 31 and September 30, 2006, the balances of accounts receivables, net of allowances, were $1,497,723 and $1,197,245, respectively.

Inventory

Inventories are stated at the lower of cost or market. Cost is calculated based on first-in first-out method; market value is determined by reference to the sales proceeds of items sold in the ordinary course of business or based on prevailing market conditions.

FTL:2118461:3

Property, plant and equipment

Fixed assets are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Machinery and motor vehicles

10 years

Office equipment

5 years

Construction in progress

Construction in progress includes direct costs of construction of the building. Construction in progress is not depreciated until the assets are completed and put into operation.

Intangible assets

Intangible assets are recorded at cost less accumulated amortization. Amortization is computed using the straight-line method over the expected useful life of the intangible asset.

Revenue recognition

Revenues of the Company include sales of pharmaceutical products in China. Sales are recognized based on the following criteria: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed or determinable; and (4) collectability is reasonably assured.

Income taxes

The company accounts for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes.” Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when it is more likely than that some or all of the deferred tax assets will not be realized.

Foreign currency translation

The Company determines its functional currency based on the criteria of SFAS 52, Foreign Currency Translation, and has determined RMB to be their functional currency. Financial statements are translated using a current rate method. For assets and liabilities, the exchange rate at the balance sheet date is used. For revenues, expenses, gains, and losses, the appropriately weighted average exchange rate for the period may be used to translate those elements. Translation adjustments are reported separately and accumulated as a separate component of equity.

Related parties

Parties are considered to be related to the Company if the parties that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the

FTL:2118461:3

transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

3.

CASH

The Company’s cash includes cash on hand, cash in regular bank accounts and cash in certain collateral deposit accounts. Numerous notes were issued to the Company’s vendors against cash in the Company’s collateral deposit accounts. Cash in those accounts is reserved to satisfy the notes issued. The total cash balances at December 31 and September 30, 2006 were $2,245,773 and $1,675,326, respectively. Of these amounts, $1,283,200 and $198,080 as of September 30, 2006 and 2005, respectively, were held in cash collateral accounts and reserved for payment of related notes.

4.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable.  As of December 31, 2006, substantially all of the Company’s cash and cash equivalents were managed by financial institutions. Accounts receivable are typically unsecured and are derived from revenue earned from customers in China. The risk with respect to accounts receivables is mitigated by the Company’s practice of ongoing monitoring of outstanding balances of accounts receivable from its customers.

5.

CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company’s operations are all carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other factors.

6.

INVENTORY

Inventory balances as of December 31 and September 30, 2006 were as follows:

December 31

$2,579,173

September 30

$2,774,419

FTL:2118461:3

7.

PREPAID EXPENSES

The prepaid expenses are deposits to vendor accounts for the pharmaceutical products for sale. The balances as of December 31 and September 30, 2006 were $72,362 and $33,351, respectively.

8.

RELATED PARTY TRANSACTIONS

The Company had transaction in the ordinary course of business with numerous related parties such as stockholders, directors, senior officers and their associates.  Listed below is a summary of transactions with the Company’s related parties.

The Company’s VIE, Hubei Longdan signed three sale and production agreements with its commonly controlled affiliate, Hubei Huirui Pharmacy (Hubei Huirui) Co for its three drugs. Under these agreements, Hubei Longdan engaged Hubei Huirui to manufacture and sell the three drugs; Hubei Longdan also provided consulting services to Hubei Huirui in connection with the production of those drugs. In return, Hubei Huirui paid fees to Hubei Longdan. For the years ended September 30, 2006 and 2005, Hubei Longdan was entitled to receive the fees of $506,655 and $330,210, respectively. These fees were not collected by Hubei Longdan immediately; instead, Hubei Longdan loaned the amount of the fees to Hubei Huirui to fund improvements in its plant and equipment to expand Hubei Huirui’s production capacity. As of September 30, 2006 and 2005, the balances of loans receivable from Hubei Huirui were $1,264,460 and $638,021, respectively.

The Company, through its VIE, has made loans to another commonly controlled affiliate, Hubei Longren Limited Co.  As of September 30, 2006 and 2005, the outstanding aggregate balance of these loans was $1,158,516 and $2,481,692, respectively.

The Company, through its VIE subsidiary, also has made numerous loans to Hubei Longdan’s stockholders and officers. The aggregate balance of these loans as of September 30, 2006 and 2005 were $79,725 and $112,749, respectively.

These loans to related parties have not been documented and do not provide for any specific terms, including maturity date or interest rate charged.  However, management of the Company is confident on the collectability of these loans.

The Company, through its VIE, has entered into three lease agreements with Hubei Longren Limited Co.  The lease terms and minimum lease commitments are as follows:

Lease Number	Description	Term	Beginning	Ending	Annual Payment

Lease 1	Land	15 years	3/1/2001	3/1/2016	$ 3,792
Lease 2	Office	10 years	6/1/2001	5/31/2011	$ 1,820
Lease 3	Land	20 years	8/9/2002	8/8/2022	$ 113,760

Note: Under the terms of Lease 3, lease payments do not commence until December 31, 2007.

The minimum lease payments for the next five years and thereafter are as follows:

FTL:2118461:3

For the year ending September 30,

Year	Lease 1	Lease 2	Lease 3	Total

2007	3,792	1,820	-	5,612
2008	3,792	1,820	85,320	90,932
2009	3,792	1,820	113,760	119,372
2010	3,792	1,820	113,760	119,372
2011	3,792	14,560	113,760	132,112
Thereafter	20,540	-	1,243,782	1,264,322

Grand Total	$ 39,500	$ 21,840	$ 1,670,382	$ 1,731,722

9.

OTHER LOANS AND INTEREST RECEIVABLES

Other Loans Receivables include loans receivables from other companies and individuals that the Company has business relationship with. There are no formal loan agreements, but the Company charges those companies interest on the outstanding loan balance at rates ranging from 1% to 5% per annum. As of December 31 and September 30, 2006, the outstanding aggregate principal balance and accrued and unpaid interest with respect to Other Loans Receivables were as follows:

Outstanding Principal Balance:

December 31

$1,192,929

September 30

$1,236,503

Outstanding Accrued and Unpaid Interest:

2006

$88,480

2005

$43,330

10.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of December 31 and September 30, 2006:

	December 31	September 30

Machinery & equipment	$ 385,416	$ 380,301
Motor vehicles and other transportation equipment	$ 55,850	$ 55,109
Office equipment	$ 86,656	$ 85,506

	$ 527,922	$ 520,916

Less: Accumulated depreciation	$ (214,792)	$ (202,736)

	$ 313,129	$ 318,180

FTL:2118461:3

The depreciation expenses on property, plant and equipment for the three months ended December 31, 2006 and 2005 were $9,272, and $14,480, respectively.

11.

INTANGIBLE ASSETS

Intangible assets consist of the following as of December 31 and September 30, 2006:

	December 31	September 30

Permits relating to drugs	$ 1,024,800	$ 1,011,200
Production rights relating to certain drugs	371,490	366,560

	1,396,290	1,377,760

Less: Accumulated depreciation	(640,287)	(597,345)

	$ 756,004	$ 780,415

12.

SHORT-TERM LOAN PAYABLE AND RELATED INTEREST EXPENSES

The amortization expenses on the intangible assets for the three months ended December 31, 2006 and 2005 were the same amount of $34,689 and $33,763.  The Company obtained a short-term loan from Bank of China on July 24, 2004 in the original principal amount of $3,998,480 (valued at the exchange rate of $8.28  to one ruan in effect on the date of the loan) to be used for the purchase of materials, supplies and equipment. The loan was guaranteed by the Company’s affiliate, Hubei Longren Limited Co. The initial term of the loan was one year with interest payable at the rate of 5.3% per annum. Under the terms of the loan the maturity date is extendable for additional one year periods and has been extended every year. The current due date is July 23, 2007.  As of December 31 and September 30, 2006, the balance of the short-term loan payable was $1,281,000 and $1,264,000, respectively, and the interest expense for such loan for the three months ended December 31 and September 30, 2006 was $15,913 and $30,975, respectively.

13.

NOTES PAYABLE

Notes Payable consists of numerous notes issued for payments to the Company’s vendors for pharmaceutical products purchased by the Company. These notes are collateralized by cash deposits held in bank accounts (See Note 3). The aggregate balances of Notes Payable as of December 31, and September 30, 2006 and 2005, were $1,914,920 and $1,269,195, respectively. The due dates for those notes are typically from three to six months.

14.

ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables contain interest accruals and other accruals and payables such as payroll and benefit accruals, and miscellaneous payables. Accrued expenses and other payables consist of the following as of

December 31, 2006	September 30, 2006

FTL:2118461:3

Interest accrual	$ 260,522	$ 241,265
Other accruals and payables	144,769	209,915

	$ 405,291	$ 415,180

15.

STAUTORY RESERVES

The PRC Company Law requires companies to make certain appropriations before dividends can be distributed. Statutory reserves include capital reserve and welfare reserve. Allocations to the statutory reserve of at least 10% of income after tax and 5% to 10% to the welfare reserve. The capital reserve is used to offset the future losses and the welfare reserve fund is used for capital expenditures for the collective benefits of the Company’s employees. The balances of statutory reserves as of December 31 and September 30, 2006, were the same as follows:

Statutory capital reserve

$  158,990

Statutory common welfare fund

158,989

$  317,979

16.

INCOME TAXES

The Company is a tax exempt company incorporated in the Nevis Islands and conducts all of its business through its PRC VIE, Hubei Longdan, which is organized under the laws of the PRC.

Hubei Longdan and its subsidiaries are subject to taxes in the PRC.  Hubei Longdan’s income from sales of pharmaceutical products is subject to income tax at the rate of 33%, while the income of its subsidiary, which is involved in development and research has been approved as a new technology enterprise, is taxed at the preferential rate of 15%. Income tax liabilities for the years ended September 30, 2006 and 2005 were $321,695 and $249,941, respectively; the balances of income tax payable as of September 30, 2006 and 2005 were $583,358 and 253,006, respectively, including amounts payable with respect to prior periods.

No significant deferred tax liabilities of assets existed as of September 30, 2006 or 2005.

As the result of an internal audit, management of the Company discovered a deficiency in the amount the company had paid for income taxes for the years ended September 30, 2006 and 2005, and made a payment of $280,005 in January 2007, before the issuance of the audit report.

17.

OTHER TAXES PAYABLE

Other taxes payable include individual income tax withholding and other taxes such as education tax and municipal taxes. As of September 30, 2006 and 2005, the Company had withheld an aggregate of $505,788 and $6,426, respectively. Of the $505,788 withheld as of September 30, 2006, $450,300 relates to income taxes payable with respect to the Company’s dividend distribution to stockholders made in March 2006.

18.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In November 2004, FASB issued SFAS No. 151, “Inventory costs – an amendment of ARB No. 43, Chapter 4.” This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory

FTL:2118461:3

Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges . . . " This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005

In December 2004, FASB issued SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions – an amendment of FASB Statements No.66 and 67.” This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005.

In December 2004, FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets—an amendment of APB Opinion No. 29.” This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005.

In December 2004, FASB issued SFAS No. 123 (Revised 2004), “Share-Based Payment.” This Statement is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). A nonpublic entity, likewise, will measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of those instruments, except in certain circumstances. This statement is effective for public entities that do not file as small business issuers—as of the beginning of the first interim or annual reporting period that begins after June 15, 2005; for public entities that file as small business issuers—as of the beginning of the first interim or annual reporting period that begins after December 15, 2005; for nonpublic entities—as of the beginning of the first annual reporting period that begins after December 15, 2005.

In March 2005, the FASB published FASB Interpretation No. 47, “Accounting for Conditional Asset Retirement Obligations,” which clarifies that the term, conditional asset retirement obligations, as used in SFAS No. 143, “Accounting for Asset Retirement Obligations,” refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient

FTL:2118461:3

information exists. The interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of the Company’s fiscal 2006. The adoption of this Interpretation is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In May 2005, FASB issued SFAS No. 154, “Accounting Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.” This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140.” This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity’s first fiscal year that begins after September 15, 2006.

 In March 2006, FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This statement is effective as of the beginning of an entity’s first fiscal year that begins after September 15, 2006.

In September 2006, FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will

FTL:2118461:3

change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132R.” This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. This statement is effective on various dates for the financial statements of the fiscal years ending from December 15, 2006 to December 15, 2008 depending on the type of employers and circumstances.

Management of the Company believes that these statements do not have a material impact on the Company’s financial position, results of operations or cash flows.

FTL:2118461:3

F-30